UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 APRIL 17, 2006
               -------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                SUN BANCORP, INC.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       New Jersey                           0-20957              52-1382541
---------------------------------      -----------------        -------------
 (State or other jurisdiction           (SEC Commission        (IRS Employer
     of incorporation)                     File No.)           Identification
                                                                  Number)

226 Landis Avenue, Vineland, New Jersey                       08360
---------------------------------------                    ------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                                SUN BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

     On April 17, 2006, the Registrant issued a press release to report first quarter 2006 earnings per share. A copy of the press release is furnished with this Form 8-K as an exhibit and incorporated by reference herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (d) Exhibits:

          99 Press Release dated April 17, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          SUN BANCORP, INC.


Date: April 17, 2006                      By: /s/ Dan A. Chila
                                              ----------------------------------
                                              Dan A. Chila
                                              Executive Vice President
                                              and Chief Financial Officer